Exhibit 99.1

Certification of Services Performed

Reference is made to that certain proposed Loan Agreement (the “Loan Agreement”), by and between 2018-4 IH BORROWER LP, a Delaware limited partnership (“Borrower”) and GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation (“Client”). Capitalized terms used herein without definition have the respective meanings ascribed thereto in the Loan Agreement.

I do hereby certify to Borrower and Client, to the best of my knowledge and belief, that Green River Capital, LLC (“GRC”) has completed the services ordered by Client under the Evaluation Services Agreement dated October 4, 2018 between GRC and Client, in connection with the borrowing of the Loan for the Properties contained in the data tape entitled “IH 2018-4 Data Tape (cutoff as of 8.31.18) 5,393 FINAL.xlsx” (the “2018-SFR4 data tape”). Furthermore;

1.

GRC has reviewed the Lease for each Property provided by Client and has determined that (a) each such Lease has been executed by the applicable Tenant, (b) the monthly rental payment under each such Lease and the Lease commencement and expiration dates match the information included in the 2018-SFR4 data tape and (c) no such Lease contains terms that are materially inconsistent with customary lease terms for the jurisdiction where the applicable Property is located, and (d) all Section 8 leases are correctly reported in the 2018-SFR4 data tape; provided that at the instruction of the Borrower:

(i) with respect to Property referenced as 3408, because the lease term for such Property was the aggregate of two-short term (i.e. less than 6-months) leases entered into by the Tenant, the lease commencement date for such Property was the starting of the earlier of the two short-term leases;

(ii) with respect to Property referenced as 4117, because the lease term for such Property is the aggregate of a 12-month lease and a subsequent short-term (i.e. less than 6 months) lease entered into by the Tenant, the lease commencement date for such Property was the starting of the earlier 12-month lease; and

(iii) with respect to Property referenced as 3787, because the lease term for such Property is the aggregate of a short-term (i.e. less than 6 months) lease and a subsequent 12-month lease entered into by the Tenant, the lease expiration date for such Property was the expiration of the subsequent 12-month lease.

2.

GRC has reviewed the values in the 2018-SFR4 data tape that are used in the calculations and reporting of the purchase prices, lease commencement and expiration dates, rent amounts, Broker Price Opinion amounts, and Broker Price Opinion completion dates, and verified such values in the 2018-SFR4 data tape are correct.

3.

GRC has reviewed (a) the addresses on the 2018-SFR4 data tape and verified that they match the addresses that appear on the Broker Price Opinions and (b) the county designation for each Property in the 2018-SFR4 data tape and confirmed each such designation is accurate and matches the county designation in the corresponding approved title policy commitment.

4.

GRC has reviewed the 2018-SFR4 data tape which indicates which Properties are or are not subject to an active homeowner’s, condominium, or other common-interest community association (each an, “HOA”) and has verified, based on its review of the title work, the 2018-SFR4 data tape and that certain HOA discrepancy review report dated on or about the date hereof executed by OS National, LLC (“OSN”), that the Properties identified in the 2018-SFR4 data tape as not being subject to an HOA are accurately identified.

5.

GRC has reviewed the 2018-SFR4 data tape, provided by Borrower, which indicates which Properties are condominiums and has confirmed, based on property-type designations in the Broker Price Opinion for each Property and, if necessary, based on the county records via an online database and other online resources, that the designations of Properties as condominiums on the 2018-SFR4 data tape are accurate.

6.

GRC has reviewed the purchase documentation for the Properties provided by Borrower in each case, suitable for the type of purchase. GRC has compared the acquisition price amounts in the 2018-SFR4 data tape against the purchase documentation provided and confirmed that the acquisition price amounts in the 2018-SFR4 data tape are accurate.

7.	GRC has reviewed the total cost basis for each Property on the general ledger for the Borrower and verified that the amount corresponds to the amount reflected on the Borrower’s 2018-SFR4 data tape.

8.

GRC has confirmed the schedule of Florida code liens generated by OS National, LLC, by comparing the contents of the schedule, including but not limited to, the amounts of such liens, and the accruing amounts of such liens, to the copies of recorded lien instruments in the applicable jurisdictions.

[SIGNATURE FOLLOWS ON NEXT PAGE]

Green River Capital, LLC

By:	/s/ Richard Lundbeck

Name:	Richard Lundbeck

Title:	Senior Vice President

Date:	October 16, 2018